UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 29, 2015

State Investors Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	001-35221	27-5301129
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1041 Veterans Boulevard, Metairie, Louisiana	70005
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(504) 832-9400

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.         Regulation FD Disclosure.

On October 29, 2015, State Investors Bancorp, Inc. ("State Investors") and First NBC Bank Holding Company ("First NBC") issued a joint press release announcing the receipt of regulatory approval from the Federal Reserve Bank of Atlanta for the acquisition of State Investors by First NBC (the "Merger"), having previously received the approvals of the Federal Deposit Insurance Corporation and the Louisiana Office of Financial Institutions. The Merger is expected to be completed on or about November 30, 2015, subject to the satisfaction or waiver of the closing conditions set forth in the Agreement and Plan of Reorganization, dated December 30, 2014 (as amended, the "Merger Agreement"), by and among First NBC, State Investors and First NBC Acquisition Company. A copy of the joint press release is attached as Exhibit 99.1 to this Current Report and is incorporated by reference herein.

As provided in General Instruction B.2 to Form 8-K, the information furnished in Exhibit 99.1 of this Current Report on Form 8-K will not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and such information will not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

ITEM 9.01.         Financial Statements and Exhibits.

(a)            Not applicable.
(b)            Not applicable.
(c)            Not applicable.
(d)            Exhibits.

Exhibit No.	Description
99.1	Joint Press Release, dated October 29, 2015

Cautionary Statements Regarding Forward-Looking Information

This Current Report may contain certain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements do not relate strictly to historical or current facts. Forward-looking statements reflect the current views and estimates of management of First NBC or State Investors with respect to future economic circumstances, industry conditions, company performance and financial results. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate" or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could" or "may." Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors - many of which are beyond the control of the companies - could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. Forward-looking statements regarding the transaction are based upon currently available information.

Actual results could differ materially from those indicated in forward-looking statements. Among other factors, actual results may differ from those described in forward-looking statements due to: the possibility that the proposed transaction does not close when expected or at all because conditions to closing are not received or satisfied on a timely basis or at all; the terms of the proposed transaction may need to be modified to satisfy such conditions; the anticipated benefits from the proposed transaction are not realized in the time frame anticipated or at all as a result of changes in general economic and market conditions, interest rates, laws and regulations and their enforcement, and the degree of competition in relevant markets; the ability to promptly and effectively integrate the businesses of the companies; the reaction of the companies' customers to the transaction; diversion of management time on merger-related issues; changes in asset quality and credit risk; the inability to sustain revenue and earnings; and competitive conditions.

First NBC's and State Investor's Annual Reports on Form 10-K for the year ended December 31, 2014 and other reports filed with the Securities and Exchange Commission ("SEC") describe some additional factors that could cause actual conditions, events or results to differ significantly from those described in forward-looking statements.

Forward-looking statements speak only as of the date they are made.  Copies of the companies' reports filed with the SEC are available in the Investor Relations section of the companies' websites, www.firstnbcbank.com and www.stateinvestors.com. Neither company undertakes to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STATE INVESTORS BANCORP, INC.

Date: October 29, 2015	By:	/s/Anthony S. Sciortino
Anthony S. Sciortino
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Joint Press Release, dated October 29, 2015